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                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[ ]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-12

                            WESTERN ASSET FUNDS, INC.
                            -------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
                         ------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1)   Title of each class of securities to which transaction applies:

    2)   Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

    4)   Proposed maximum aggregate value of transaction:

    5)   Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount previously paid:

    2)  Form, Schedule or Registration Statement No.:

    3)  Filing Party:

    4)  Date Filed:
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                 WESTERN ASSET INFLATION INDEXED BOND PORTFOLIO
                      A SERIES OF WESTERN ASSET FUNDS, INC.

                              --------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                             TO BE HELD JULY 7, 2003
                              --------------------

To the Stockholders of
Western Asset Inflation Indexed Bond Portfolio:

     A special meeting of the stockholders of the Western Asset Inflation Indexed Bond Portfolio (the "Portfolio") will be held in the Whitney Room, Fourth Floor, 117 E. Colorado Boulevard, Pasadena, California, on Monday, July 7, 2003 at 11:00 a.m., PDT, for the following purposes:

          (1) To approve an advisory agreement between Legg Mason Fund Adviser, Inc. and Western Asset Management Company Limited ("WAML") pursuant to which WAML would act as investment sub-adviser with respect to the non-U.S. dollar denominated assets of the Portfolio; and

          (2) To transact such other business as may properly come before the special meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on June 9, 2003 as the record date for the determination of stockholders of the Portfolio entitled to receive notice of and to vote at the special meeting and any adjournment thereof.

                                       By Order of the Board of Directors

                                       Lisa G. Mrozek, Secretary

Pasadena, California
June 26, 2003

     YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE RETURN YOUR PROXY CARD PROMPTLY. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED IN THE ATTACHED PROXY STATEMENT AND "FOR" OR "AGAINST" ANY OTHER MATTER ACTED UPON AT THE MEETING IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES.

                 WESTERN ASSET INFLATION INDEXED BOND PORTFOLIO
                      A SERIES OF WESTERN ASSET FUNDS, INC.

                           117 East Colorado Boulevard
                           Pasadena, California 91105

                                 PROXY STATEMENT

     The Board of Directors of Western Asset Funds, Inc. (the "Fund") is soliciting the accompanying proxy for use at the special meeting of stockholders of Western Asset Inflation Indexed Bond Portfolio (the "Portfolio"), a series of the Fund, to be held on July 7, 2003 at 11:00 a.m., PDT (the "Special
Meeting"), and at any adjournment or postponement thereof. The meeting notice, this Proxy Statement and the form of proxy are being mailed to stockholders of the Portfolio on or about June 26, 2003.

     As described more fully below, the Portfolio's investment manager, Legg Mason Fund Adviser, Inc. ("LMFA"), and the Portfolio's investment sub-adviser, Western Asset Management Company ("Western Asset"), have proposed that Western Asset Management Company Limited ("WAML") serve as investment sub-adviser with respect to the non-U.S. dollar denominated assets of the Portfolio, effective as of August 1, 2003 (the "Proposal"). WAML would serve pursuant to an advisory agreement with LMFA (the "Agreement"). In order for WAML to serve as sub-adviser for the Portfolio, the Investment Company Act of 1940, as amended (the "1940 Act"), requires approval of the Agreement by both the Fund's Board of Directors and the Portfolio's stockholders.

     The Agreement was approved (effective August 1, 2003) by a majority of the Directors of the Fund, including a majority of those Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or any party to the Agreement (the "Independent Directors"), on May 6, 2003. The Directors, including the Independent Directors, have recommended approval of the Agreement by stockholders of the Portfolio.

     A description of the Agreement, the services to be provided thereunder, and the procedures for termination and renewal thereof is set forth below under "Description of the Proposed Agreement." Such description is qualified in its entirety by reference to the form of the Agreement set forth in Appendix A to this Proxy Statement. Additional information relating to the Fund and the Proposal, including information about WAML, is set forth below under "Other Information."

     The close of business on June 9, 2003 (the "Record Date") has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting and any adjournment thereof. As of the Record Date, there were 33,067,276.742 shares of the Portfolio outstanding and entitled to one vote per share (and a fractional vote with respect to fractional shares) with respect to each matter to be voted on at the Special Meeting. Thirty percent (30%) of the outstanding shares of the Portfolio as of the Record Date must be represented in person or by proxy to constitute a quorum for the Special Meeting.

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     Information concerning stockholders who were known to be the record owners of more than 5% of the Portfolio's shares as of the Record Date is set forth below. To the knowledge of the Fund, no Director or officer of the Fund beneficially owned shares of the Portfolio as of June 1, 2003.

                                                                                   PERCENT
                                                           NUMBER OF               OF THE
     NAME AND ADDRESS                                      SHARES                  PORTFOLIO
     Bill and Melinda Gates Foundation
     2365 Carillon Point
     Kirkland, WA  98033                                   21,720,229.126          65.68%

     Bost & Co. 10791253537
     P.O. Box 534005
     Pittsburgh, PA  15253                                 5,069,154.193           15.33%

     Mellon Bank Custodian
     f/b/o Blue Cross Blue Shield of Massachusetts
     Managed Care Account
     135 Santilli Highway
     Everett, MA  02149                                    2,966,225.611           8.97%

     Each stockholder has the right to revoke his or her proxy at any time before it is voted. A proxy may be revoked by delivering to the Secretary of the Fund a written revocation or a properly executed proxy bearing a later date or voting in person at the Special Meeting. Any stockholder may attend the Special Meeting, whether or not he or she has previously given a proxy.

     The solicitation of proxies for the Special Meeting will be made primarily by mail. However, if necessary to ensure satisfactory representation at the Special Meeting, additional solicitation may take place in writing or by telephone or personal interview by officers and employees of the Fund or its distributor, Legg Mason Wood Walker, Incorporated, none of whom will receive additional compensation for such services. Any expenses incurred in connection with the solicitation of proxies will be borne by the Fund.

     Approval of the Proposal requires a "majority of the outstanding" shares (as defined under "Description of the Proposed Agreement" below) of the Portfolio. Abstentions will be counted as shares present for purposes of determining whether a quorum is present and will be treated as the equivalent of a negative vote for the purpose of determining whether the Proposal has been adopted. New York Stock Exchange rules generally require that, when shares are registered in street or nominee name, its member brokers receive specific instructions from the beneficial owners in order to vote on such a proposal. If a member broker indicates on the proxy that such broker does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be counted for purposes of determining a quorum, but will not be counted as having been voted on that matter.

     James W. Hirschmann III, Lisa G. Mrozek and Ilene S. Harker, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Directors to serve in such capacity. Mr. Hirschmann and Mesdames Harker and Mrozek are each officers of the Fund. Each executed and returned proxy will be voted in accordance with the

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directions indicated thereon or, if no direction is indicated, such proxy will be voted in favor of the Proposal.

                      DESCRIPTION OF THE PROPOSED AGREEMENT

SELECTION OF WAML AS SUB-ADVISER.

     The Portfolio's investment objective is to maximize total return, consistent with preservation of capital. Under normal market conditions, the Portfolio invests at least 80% of its net assets in inflation-indexed fixed income securities issued in the United States. Inflation-indexed securities are fixed income securities that are structured to provide protection against inflation. Although the Portfolio's current principal investment strategies center on U.S. inflation-indexed securities, it is permitted to invest in foreign inflation-indexed securities and other non-U.S dollar instruments (among other investments).

     LMFA and Western Asset have proposed that their affiliate, WAML, be retained as sub-adviser with respect to the Portfolio's non-U.S. dollar denominated assets. LMFA and Western Asset have informed the Fund of their belief that, due to WAML's expertise in managing non-U.S. dollar investments, retaining WAML would be beneficial to the Portfolio in pursuing its investment objective. WAML currently serves as sub-adviser with respect to the non-U.S. assets of certain of the Fund's other portfolios. If the Agreement is approved, Western Asset will continue to serve as investment sub-adviser with respect to the U.S. dollar denominated assets of the Portfolio.

THE PROPOSED AGREEMENT.

     Under the Agreement, effective August 1, 2003, subject to the general supervision of the Fund's Board of Directors and LMFA, WAML would, as requested by LMFA (which for these purposes will be with respect to the non-U.S. dollar denominated assets of the Portfolio), regularly provide the Portfolio with investment research, advice, management and supervision and furnish a continuous investment program for the Portfolio, consistent with the Portfolio's investment objectives, policies, and restrictions as stated in the Fund's current Prospectus and Statement of Additional Information, the Fund's Articles of Incorporation and By-Laws, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state law, as each of the foregoing may be amended from time to time. The Agreement further provides that WAML will (1) as requested by LMFA, oversee the maintenance of all books and records with respect to the investment transactions of the Portfolio in accordance with all applicable federal and state laws and regulations, (2) furnish the Directors with such periodic and special reports as the Directors or LMFA reasonably may request and (3) perform such other functions of management and supervision as may be requested by LMFA and agreed to by WAML.

     Pursuant to the Agreement, to the extent LMFA receives a management fee from the Portfolio (after taking into account any contractual obligation to limit expenses in effect with respect to the Portfolio from time to time), LMFA will pay to WAML the entire management fee it receives with respect to the Portfolio's non-U.S. dollar denominated assets. As described

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under "Other Information - Management Agreement" below, the Portfolio pays LMFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.20% of the Portfolio's average daily net assets.

     Under the Agreement, in the absence of willful misfeasance, bad faith or gross negligence on the part of WAML, or reckless disregard of its obligations and duties under the Agreement, WAML would not be subject to any liability to LMFA, the Portfolio or any stockholder of the Portfolio for any act or omission in the course of, or connected with, rendering services under the Agreement.

     The Agreement provides that it will remain in full force and continue in effect for an initial term of two years from its date of execution (which is expected to be August 1, 2003) and thereafter so long as it is approved at least annually in accordance with the 1940 Act. The 1940 Act requires that, after the initial two-year term, all advisory agreements be approved at least annually by
(i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Directors and (ii) the majority vote of the full Board of Directors or the vote of a majority of the outstanding shares of the Portfolio. The Agreement terminates automatically upon assignment and is terminable at any time without penalty by the Fund (through action of the Fund's Board of Directors or a majority of the outstanding shares of the Portfolio) on written notice, or by LMFA or WAML on not less than 60 days' written notice, and may be terminated immediately upon the mutual written consent of the parties. The Agreement will also terminate if, after the initial two year term, its annual continuation is not approved in the manner described above. The Agreement may only be amended if such amendment is approved by the vote of a majority of the outstanding shares of the Portfolio (provided that such stockholder approval is required by the 1940 Act and the rules and regulations thereunder, giving effect to any interpretations of the Securities and Exchange Commission and its staff) and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Independent Directors.

REQUIRED VOTE.

     Approval of the Agreement will require the vote of the majority of the outstanding shares of the Portfolio, which means the affirmative vote of the lesser of (1) 67% of the shares of the Portfolio that are present at the Special Meeting, if the holders of more than 50% of the shares of the Portfolio outstanding as of the Record Date are present or represented by proxy at the Meeting, or (2) more than 50% of the shares of the Portfolio outstanding on the Record Date. If the vote required to approve the Agreement is not obtained, the Directors will consider what other actions to take in the best interests of the Portfolio.

                                OTHER INFORMATION

DIRECTOR CONSIDERATION OF THE AGREEMENT.

     The Board of Directors, including a majority of the Independent Directors, considered and approved the Agreement at a meeting held on May 6, 2003. The Directors considered all the information they deemed reasonably necessary to evaluate the terms of the Agreement. Each

Director (except Mr. Taber) also serves as a director for Pacific American Income Shares, Inc. and a trustee for Western Asset Premier Bond Fund, investment companies sub-advised by WAML that, like the Portfolio, principally invest in fixed income securities. In addition, the Directors oversee certain other portfolios of the Fund for which WAML acts as sub-adviser. As a result, the Directors, in their collective years of service as directors/trustees of such funds, have gained significant knowledge regarding matters such as the fees and expenses of investment companies comparable to the Portfolio; the services generally provided by investment advisers to an investment company; the benefits of the advisory relationship to an investment adviser; and the operations and prior performance of WAML. Certain of the matters described below were considered at a November 5, 2002 meeting of the Board in connection with the annual renewal of WAML's advisory arrangements for such other funds.

     In arriving at their decision to approve the Agreement, the Directors reviewed information prepared by LMFA and its affiliates and materials provided by fund counsel and counsel to the Independent Directors. As part of their review, the Directors examined WAML's ability to provide high quality investment advisory services to the Portfolio. The Directors considered WAML's investment philosophy and research and decision-making processes; the experience of the key advisory personnel responsible for the Portfolio; WAML's ability to attract and retain capable research and advisory personnel; the capability and integrity of WAML's senior management and staff; the level of skill required to manage the Portfolio; and the investment performance record of the Portfolio against a peer group of funds. Based on the foregoing, the Directors concluded that WAML's investment process, research capabilities and philosophy were well suited to the Portfolio given the Portfolio's investment objective and policies.

     In addition, the Directors reviewed the expected quality of WAML's services with respect to regulatory compliance and compliance with the investment policies of the Portfolio (including WAML's experience in providing such services to other portfolios of the Fund and to other affiliated funds overseen by the Directors); and the nature, cost, scope and quality of the services to be provided to the Portfolio and its stockholders under the Agreement. The Directors also considered conditions that might affect WAML's ability to provide high quality services to the Portfolio in the future under the Agreement, including WAML's business reputation, financial condition and operational stability.

     The Directors further evaluated potential benefits of the advisory relationship to WAML, including, among others, the direct and indirect benefits that WAML may receive from its relationship with the Portfolio; and the affiliation among WAML, Western Asset and LMFA.

     In their deliberations with respect to these matters, the Directors were advised by their independent counsel, who are independent of WAML, Western Asset and LMFA within the meaning of the Securities and Exchange Commission rules regarding the independence of counsel. The Directors weighed the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreement, including the investment advisory fees, in light of all of the surrounding circumstances. Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that approval of the Agreement was in the best interest of the Portfolio and its stockholders.

MANAGEMENT AGREEMENT.

     LMFA serves as investment manager to the Portfolio pursuant to an Investment Management Agreement dated December 31, 2001 between LMFA and the Fund (the "Management Agreement"). No change to the Management Agreement or the fees thereunder is being proposed. The sole initial stockholder of the Portfolio approved the Management Agreement on July 28, 2000, and the Directors of the Fund last approved the continuance of the Management Agreement on November 5, 2002.

     Under the Management Agreement, subject to the general supervision of the Fund's Board of Directors, LMFA is responsible for regularly providing the Portfolio with investment research, advice, management and supervision and furnishing a continuous investment program for the Portfolio, consistent with the Portfolio's investment objectives, policies, and restrictions as stated in the Fund's current Prospectus and Statement of Additional Information, the Fund's Articles of Incorporation and By-Laws, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state law, as each of the foregoing may be amended from time to time. LMFA may delegate the foregoing responsibilities to one or more investment advisers pursuant to an advisory agreement meeting the requirements of the 1940 Act. LMFA has currently delegated responsibility for the selection of the Portfolio's investments to Western Asset.

     In addition to the investment advisory services described above, LMFA also provides certain administrative services to the Portfolio. LMFA, at its expense, supplies the Board of Directors and officers of the Fund with all statistical information and reports reasonably required by them and reasonably available to LMFA and furnishes the Portfolio with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Portfolio. LMFA oversees the maintenance of all books and records with respect to the Portfolio's portfolio transactions and the keeping of the Portfolio's books of account in accordance with all applicable federal and state laws and regulations and performs such other administrative, bookkeeping or clerical duties as may be agreed upon by the parties.

     Under the Management Agreement, LMFA receives for its services a fee, calculated daily and paid monthly, at an annual rate of 0.20% of the Portfolio's average daily net assets. For the fiscal year ended March 31, 2003, the Portfolio paid LMFA $[448,250] pursuant to the Management Agreement. The Portfolio bears all its expenses not expressly assumed by LMFA pursuant to the Management Agreement.

     LMFA has contractually agreed, through August 1, 2004, to waive its fees and/or reimburse the Portfolio to the extent the Portfolio's expenses (exclusive of taxes, interest, deferred organization expenses, brokerage and extraordinary expenses) for the Institutional Class shares exceed the annual rate of 0.25%. Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment by the Portfolio to LMFA to the extent that from time to time

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during the next three fiscal years the repayment will not cause the Portfolio's expenses to exceed the limit, if any, agreed to by LMFA at that time.

     Under the Management Agreement, in the absence of willful misfeasance, bad faith or gross negligence on the part of LMFA, or reckless disregard of its obligations and duties under the Management Agreement, LMFA will not be subject to any liability to the Portfolio or any stockholder of the Portfolio for any act or omission in the course of, or connected with, rendering services under the Management Agreement.

     The Management Agreement provides that it will remain in full force and continue in effect for an initial term of two years from its date of execution (December 31, 2001) and thereafter so long as it is approved at least annually in accordance with the 1940 Act. The 1940 Act requires that, after the initial two-year term, all advisory agreements be approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Directors and (ii) the majority vote of the full Board of Directors or the vote of a majority of the outstanding shares of the Portfolio. The Management Agreement terminates automatically upon assignment and is terminable with respect to the Portfolio at any time without penalty by the Fund (through action of the Fund's Board of Directors or a majority of the outstanding shares of the Portfolio) on written notice, or by LMFA on not less than 60 days' written notice to the Fund, and may be terminated immediately upon the mutual written consent of LMFA and the Fund. The Management Agreement will also terminate if, after the initial two year term, its annual continuation is not approved in the manner described above. The Management Agreement may only be amended if such amendment is approved by the vote of a majority of the outstanding shares of the Portfolio (provided that such stockholder approval is required by the 1940 Act and the rules and regulations thereunder, giving effect to any interpretations of the Securities and Exchange Commission and its staff) and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Independent Directors.

WESTERN ASSET ADVISORY AGREEMENT.

     Western Asset currently serves as investment sub-adviser to the Portfolio pursuant to an Investment Advisory Agreement dated as of December 31, 2001 between LMFA and Western Asset (the "Western Asset Agreement"). The sole initial stockholder of the Portfolio approved the Western Asset Agreement on July 28, 2000, and the Directors of the Fund last approved the continuance of the Western Asset Agreement on November 5, 2002.

     Under the Western Asset Agreement, subject to the general supervision of the Fund's Board of Directors and LMFA, Western Asset, as requested by LMFA, regularly provides the Portfolio with investment research, advice, management and supervision and furnishes a continuous investment program for the Portfolio, consistent with the Portfolio's investment objectives, policies, and restrictions as stated in the Fund's current Prospectus and Statement of Additional Information, the Fund's Articles of Incorporation and By-Laws, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state law, as each of the foregoing may be amended from time to time. The Western Asset Agreement further provides that Western Asset will (1) oversee, as requested by LMFA, the maintenance of all books and records with respect to the investment transactions of the Portfolio in accordance with all applicable federal and state laws and regulations, (2) furnish the Directors with such periodic and special reports as the Directors or LMFA reasonably may request and (3) perform such other functions of management and supervision as may be requested by LMFA and agreed to by Western Asset.

     Pursuant to the Western Asset Agreement, to the extent LMFA receives a management fee from the Portfolio (after taking into account any contractual obligation to limit expenses in effect with respect to the Portfolio from time to time), LMFA will pay to Western Asset the entire management fee it receives from the Portfolio. As described under "Other Information - Management Agreement" above, the Portfolio pays LMFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.20% of the Portfolio's average daily net assets. For the fiscal year ended March 31, 2003, LMFA paid Western Asset $[403,425] pursuant to the Western Asset Agreement. Effective August 1, 2003, the Western Asset Agreement will be amended, as described under "New Western Asset Agreement" below, to provide that Western Asset's advisory fee will be payable only with respect to the portion of the Portfolio's assets that it manages (I.E., the U.S. dollar assets).

     Under the Western Asset Agreement, in the absence of willful misfeasance, bad faith or gross negligence on the part of Western Asset, or reckless disregard of its obligations and duties under the Western Asset Agreement, Western Asset will not be subject to any liability to LMFA, the Portfolio or any stockholder of the Portfolio, for any act or omission in the course of, or connected with, rendering services under the Western Asset Agreement.

     The Western Asset Agreement provides that it will remain in full force and continue in effect for an initial term of two years from its date of execution (December 31, 2001) and thereafter so long as it is approved at least annually in accordance with the 1940 Act. The 1940 Act requires that, after the initial two-year term, all advisory agreements be approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Directors and (ii) the majority vote of the full Board of Directors or the vote of a majority of the outstanding shares of the Portfolio. The Western Asset Agreement terminates automatically upon assignment and is terminable at any time without penalty by the Fund (through action of the Fund's Board of Directors or a majority of the outstanding shares of the Portfolio) on written notice, or by LMFA or Western Asset on not less than 60 days' written notice, and may be terminated immediately upon the mutual written consent of the parties. The Western Asset Agreement will also terminate if, after the initial two year term, its annual continuation is not approved in the manner described above. The Western Asset Agreement may only be amended if such amendment is approved by the vote of a majority of the outstanding shares of the Portfolio (provided that such stockholder approval is required by the 1940 Act and the rules and regulations thereunder, giving effect to any interpretations of the Securities and Exchange Commission and its staff) and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Independent Directors.

NEW WESTERN ASSET AGREEMENT.

     In connection with the proposed appointment of WAML, on May 6, 2003, the Directors approved an amended advisory agreement between LMFA and Western Asset (the "New Western Asset Agreement") pursuant to which, effective August 1, 2003, Western Asset will

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serve as investment sub-adviser only with respect to the U.S. dollar denominated assets of the Portfolio. The New Western Asset Agreement was amended primarily for the purpose of providing that, effective August 1, 2003, Western Asset's advisory fee will be payable only with respect to the portion of the Portfolio's assets that it manages (I.E., the U.S. dollar assets). As described above, LMFA will pay WAML an advisory fee pursuant to the Agreement with respect to the remaining portion of the Portfolio's assets (I.E., the non-U.S. dollar assets). Other than the changed fee structure described above and changes to the effective dates and termination dates, there are no material differences between the Western Asset Agreement and the New Western Asset Agreement. The fees paid by LMFA to Western Asset for its advisory services for the fiscal year ended March 31, 2003 would have been the same had the New Western Asset Agreement, rather than the Western Asset Agreement, been in effect for such fiscal year. As stockholder approval is not required by applicable law, stockholders of the Portfolio are not being asked to approve the New Western Asset Agreement.

INFORMATION ABOUT LMFA, WESTERN ASSET AND WAML.

     LMFA, a Maryland corporation, Western Asset, a California corporation, and WAML, a United Kingdom corporation, are each wholly owned subsidiaries of Legg Mason, Inc., 100 Light Street, P.O. Box 1476, Baltimore, MD 21203. Western Asset and WAML act as investment advisers to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2003, Western Asset managed approximately $102 billion in client assets. WAML managed approximately $17 billion in client assets as of the same date. Legg Mason, Inc. is a holding company which, through its subsidiaries, is engaged in providing securities brokerage, investment advisory, corporate and public finance, and mortgage banking services to individuals, institutions, corporations and municipalities, and the provision of other financial services.

     The directors of LMFA are Mark R. Fetting, Timothy C. Scheve and Edward A. Taber. Mark R. Fetting is the Chief Executive Officer of LMFA. The principal occupation of each of the directors and principal executive officer listed above is as a director or executive officer of Legg Mason, Inc. or certain of its subsidiaries.

     The directors of both Western Asset and WAML are James W. Hirschmann III, Timothy C. Scheve and Edward A. Taber. Michael B. Zelouf is a director of WAML only. James W. Hirschmann III is the Chief Executive Officer of Western Asset and the Managing Director of WAML. The principal occupation of each of the directors and principal executive officer listed above is as a director or executive officer of Western Asset, WAML Legg Mason, Inc. and/or one of their affiliates.

     The address of the principal executive offices of LMFA and its directors and principal executive officer listed above is 100 Light Street, P.O. Box 17635, Baltimore, Maryland 21297-1635. The address of the principal executive offices of Western Asset and its directors and principal executive officer listed above is 117 E. Colorado Blvd., Pasadena, CA 91105 and/or 100 Light Street, P.O. Box 1476, Baltimore, MD 21203. The address of the principal executive offices of WAML and its directors and principal executive officer listed above is 115 Bishopsgate, London, UK EC2M3XG and/or 117 E. Colorado Blvd., Pasadena, CA 91105 and 100 Light Street, P.O. Box 1476, Baltimore, MD 21203.

     Positions held by the Directors and officers of the Fund with LMFA, Western Asset or WAML are set forth in the following table.

                                                                      POSITION(S) WITH LMFA,
                 NAME               POSITION HELD WITH FUND            WESTERN ASSET OR WAML
         Taber III, Edward A.              Director                 Director of LMFA, Western
                                                                    Asset and WAML.

       Hirschmann III, James W.            President                Director, President and Chief
                                                                    Executive Officer, Western
                                                                    Asset; Managing Director and
                                                                    Director, WAML.

           Grannis, Scott F.            Vice President              Chief Economist, Western
                                                                    Asset.

           Harker, Ilene S.             Vice President              Head of Enterprise Risk,
                                                                    Western Asset.

            James, Gavin L.             Vice President              Director of Global Client
                                                                    Service and Marketing,
                                                                    Western Asset.

          Karpinski, Marie K.           Vice President              Treasurer, LMFA
                                        and Treasurer

           Leech, S. Kenneth            Vice President              Chief Investment Officer,
                                                                    Western Asset.

         Schlichter, Detlev S.          Vice President              Portfolio Manager, WAML.

           Walsh, Stephen A.            Vice President              Deputy Chief Investment Officer,
                                                                    Western Asset.

            Mrozek, Lisa G.                Secretary                Senior Compliance Officer,
                                                                    Western Asset.

     Each of Mr. Taber and the Fund's officers (including, in addition to those officers listed above, Susanne Wilson (Vice President) and Erin Morris (Assistant Treasurer)) is employed by Legg Mason, Inc. or an affiliate and may own shares of Legg Mason, Inc., and may accordingly be deemed to have an interest in LMFA, Western Asset, or WAML. As a result, such persons may be deemed to have an interest in the appointment of WAML as sub-adviser to the Portfolio.

     The following Directors and officers of the Fund (other than those Directors and officers that are directors of LMFA, Western Asset and WAML) are beneficial owners of securities issued by Legg Mason, Inc., either directly or indirectly through "phantom stock" issued as part of a deferred compensation program for officers of Legg Mason, Inc. and certain of its affiliates: Mr. Grannis, Ms. Harker, Ms. Karpinski, Mr. Leech, Mr. Schlichter and Mr. Walsh.

DISTRIBUTOR AND OTHER AFFILIATES.

     Legg Mason Wood Walker, Incorporated, 100 Light Street, P.O. Box 1476, Baltimore, Maryland 21203-1476, serves as distributor of the Fund's shares. LM Fund Services, Inc. ("LMFS"), a subsidiary of Legg Mason, Inc., serves as sub-transfer agent with respect to the

Fund's Institutional Class shares pursuant to an agreement (the "Sub-Transfer Agency Agreement") between LMFS and the Fund's transfer agent, State Street Bank and Trust Company ("State Street"). For the fiscal year ended March 31, 2003, the Portfolio paid LMFS $[5,752] for services provided to the Portfolio's stockholders pursuant to the Sub-Transfer Agency Agreement.

ANNUAL REPORT TO STOCKHOLDERS.

     The Fund's Annual Report for the fiscal year ended March 31, 2003 contains financial and other information pertaining to each operative portfolio of the Fund (including the Portfolio). The Fund will furnish without charge to each person whose proxy is being solicited, upon request, a copy of the Annual Report. Requests for copies of the Annual Report should be directed to Western Asset Funds, Inc., c/o Legg Mason Institutional Funds, P. O. Box 17635, Baltimore, Maryland 21297-1635, or you may call 1-888-425-6432.

STOCKHOLDER PROPOSALS AT FUTURE MEETINGS.

     The Fund does not hold annual or other regular meetings of stockholders. Stockholder proposals to be presented at any future meeting of stockholders of the Fund must be received by the Fund in writing a reasonable amount of time before the Fund solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting or presentation at the meeting. Such proposals must meet all applicable state and federal legal requirements.

ADJOURNMENT.

     If a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting for up to 120 days from the Record Date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournments those proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournments those proxies required to be voted against the Proposal. At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the Special Meeting as originally called.

OTHER BUSINESS.

     The Fund is not aware of any matters to be presented for action at the Special Meeting other than the Proposal. However, if any such other matters are properly presented, it is the intention of the persons designated in the enclosed proxy to vote in accordance with their judgment and discretion.

                                            By Order of the Board of Directors

                                            Lisa G. Mrozek, Secretary

June 26, 2003

                                                                      APPENDIX A

                               ADVISORY AGREEMENT

     AGREEMENT made this 1st day of August, 2003, by and between Legg Mason Fund Adviser, Inc. ("Manager"), a Maryland corporation, and Western Asset Management Company Limited ("WAML"), a corporation organized under the laws of the United Kingdom, each of which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

     WHEREAS, the Manager is the manager of certain of the series of Western Asset Funds, Inc. (the "Corporation"), an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Manager wishes to retain WAML to provide certain investment advisory services in connection with the Manager's management of Western Asset Inflation Indexed Plus Bond Portfolio ("Fund"), a series of the Corporation; and

     WHEREAS, WAML is willing to furnish such services on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

     1. APPOINTMENT. The Manager hereby appoints WAML as investment adviser for the Fund for the period and on the terms set forth in this Agreement. WAML accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     2. DELIVERY OF DOCUMENTS. The Manager has furnished WAML with copies of each of the following:

     (a) The Corporation's Articles of Incorporation and all amendments thereto (such Articles of Incorporation, as presently in effect and as they shall from time to time be amended, are herein called the "Articles");

     (b) The Corporation's By-Laws and all amendments thereto (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the "By-Laws");

     (c) Resolutions of the Corporation's Board of Directors (the "Directors") authorizing the appointment of the Manager as the manager and WAML as investment adviser and approving the Investment Management Agreement between the Manager and the Corporation with respect to the Fund dated December 31, 2001 (the "Management Agreement") and this Agreement;

     (d) The Corporation's most recently filed Post-Effective Amendment to its Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the 1940 Act, including all exhibits thereto, relating to shares of common stock of the Fund, par value $.001 per share;

     (e) The Fund's most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called the "Prospectus"); and

     (f) The Fund's most recent statement of additional information (such statement of additional information, as presently in effect, and all amendments and supplements thereto are herein called the "Statement of Additional Information").

The Manager will furnish WAML from time to time with copies of all amendments of or supplements to the foregoing.

     3. INVESTMENT ADVISORY SERVICES. (a) Subject to the supervision of the Directors and the Manager, WAML shall as requested by the Manager regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund consistent with the Fund's investment objectives, policies, and restrictions as stated in the Fund's current Prospectus and Statement of Additional Information. WAML shall as requested by the Manager determine from time to time what securities or other property will be purchased, retained or sold by the Fund, and shall implement those decisions, all subject to the provisions of the Corporation's Articles of Incorporation and By-Laws, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state law, as well as the investment objectives, policies, and restrictions of the Fund, as each of the foregoing may be amended from time to time. WAML will as requested by the Manager place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker, dealer or futures commission merchant (collectively, a "broker"). In the selection of brokers and the placing of orders for the purchase and sale of portfolio investments for the Fund, WAML shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, WAML, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into consideration market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Directors may determine and communicate to WAML in writing, WAML shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker that provides brokerage and research services to WAML or any affiliated person of WAML an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if WAML determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or WAML's overall responsibilities with respect to the Fund and to other clients of WAML and any affiliated person of WAML as to which WAML or any affiliated person of WAML exercises investment discretion. WAML shall also perform such other functions of management and supervision as may be requested by the Manager and agreed to by WAML.

     (b) WAML will as requested by the Manager oversee the maintenance of all books and records with respect to the investment transactions of the Fund in accordance with all applicable federal and state laws and regulations, and will furnish the Directors with such periodic and special reports as the Directors or the Manager reasonably may request.

     (c) The Corporation hereby agrees that any entity or person associated with WAML (or with any affiliated person of WAML) which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) thereunder, and the Corporation hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv) or otherwise.

     4. SERVICES NOT EXCLUSIVE. WAML's services hereunder are not deemed to be exclusive, and WAML shall be free to render similar services to others. It is understood that persons employed by WAML to assist in the performance of its duties hereunder might not devote their full time to such service. Nothing herein contained shall be deemed to limit or restrict the right of WAML or any affiliate of WAML to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

     5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, WAML hereby agrees that all books and records which it maintains for the Fund are property of the Fund and further agrees to surrender promptly to the Fund or its agents any of such records upon the Fund's request. WAML further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records required to be maintained by Rule 31a-1 under the 1940 Act.

     6. EXPENSES. During the term of this Agreement, WAML will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other property (including brokerage commissions, if any) purchased for the Fund.

     7. COMPENSATION. For the services which WAML will render to the Manager and the Fund under this Agreement, the Manager will pay WAML a fee, computed monthly and paid monthly, equal to the product of the Baseline Amount for the relevant calendar month and the Subadviser Fraction for such calendar month. The Baseline Amount for a given calendar month shall be the total amount paid to the Manager by the Corporation pursuant to the Management Agreement in respect of such calendar month. The Subadviser Fraction for a given calendar month shall be a fraction, the numerator of which is the net assets of the Fund managed by WAML, and the denominator of which is the net assets of the Fund, in each case computed as of the time of the regular close of business of the New York Stock Exchange on the last Business Day of such calendar month, or such other time as may be determined by the Board of Directors of the Corporation. A Business Day shall be any day on which the New York Stock Exchange is open. Fees due to WAML hereunder shall be paid promptly to WAML by the Manager following its receipt of fees from the Fund. If this Agreement is terminated as of any date not the last day of a calendar month, a final fee shall be paid promptly after the date of termination and shall be based on the Baseline Amount for that portion of the month during which the contract was still in effect and the Subadviser Fraction as of the time of the regular close of business of the New York Stock Exchange on the date of termination (or, if the date of termination is not a Business Day, the Business Day immediately preceding the date of termination).

     8. LIMITATION OF LIABILITY. In the absence of willful misfeasance, bad faith or gross negligence on the part of WAML, or reckless disregard of its obligations and duties hereunder, WAML shall not be subject to any liability to the Manager, the Fund or any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

     9. DEFINITIONS. As used in this Agreement, the terms "assignment," "interested person," "affiliated person," and "majority of the outstanding voting securities" shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions and interpretations as may be granted by the Securities and Exchange Commission by any rule, regulation or order; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

     10. TERM. This Agreement shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 12) until terminated as follows:

          The Corporation may at any time terminate this Agreement by not more than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to the Manager and WAML, or

          If (i) the Directors or the shareholders of the Fund by vote of a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Directors who are not interested persons of the Corporation, the Manager or WAML, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement, then this Agreement shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; PROVIDED, HOWEVER, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, WAML may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder, or

          The Manager may at any time terminate this Agreement by not less than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to WAML, and WAML may at any time terminate this Agreement by not less than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to the Manager.

     Action by the Corporation under paragraph (a) of this Section 10 may be taken either (i) by vote of a majority of the Directors, or (ii) by the vote of a majority of the outstanding voting securities of the Fund.

     11. FURTHER ACTIONS. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

     12. NO ASSIGNMENT; AMENDMENTS. This Agreement shall terminate automatically in the event of its assignment or in the event that the Management Agreement shall have terminated for any reason. Any termination of this Agreement pursuant to Section 10 shall be without the payment of any penalty. This Agreement shall not be amended unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (provided that such shareholder approval is required by the 1940 Act and the rules and regulations thereunder, giving effect to any interpretations of the Securities and Exchange Commission and its staff) and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors who are not interested persons of the Corporation, the Manager or WAML.

     13. NON-EXCLUSIVE RIGHT. Upon written notice from WAML at any time, the Corporation hereby agrees that it will eliminate from the Fund's name any reference to the name of "Western." The Corporation, on behalf of the Fund, shall have the non-exclusive use of the name "Western" in whole or in part only until such notice is given.

     14. MISCELLANEOUS. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below on the day and year first above written.

Attest:                    LEGG MASON FUND ADVISER, INC.


By: _______________        By: _______________________________________


Attest:                    WESTERN ASSET MANAGEMENT COMPANY
                           LIMITED

By: _______________        By: ______________________________________


The foregoing is accepted by:


Attest:                    WESTERN ASSET FUNDS, INC.


By: _______________        By:_____________________________________

WESTERN ASSET FUNDS, INC.
WESTERN ASSET INFLATION INDEXED BOND PORTFOLIO
(THE "PORTFOLIO")

                 SPECIAL MEETING OF STOCKHOLDERS - JULY 7, 2003
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                            WESTERN ASSET FUNDS, INC.

The undersigned, revoking all prior proxies, hereby appoints James W. Hirschmann III, Lisa G. Mrozek and Ilene S. Harker, and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend the Special Meeting of the stockholders of the Portfolio, a series of Western Asset Funds, Inc., a Maryland corporation (the "Fund"), to be held in the Whitney Room, Fourth Floor, 117 E. Colorado Blvd., Pasadena, California, on July 7, 2003, at 11:00 a.m., California time, and at any adjournments thereof, and thereat to vote as indicated all shares of the common stock of the Portfolio which the undersigned would be entitled to vote if personally present with respect to the matter listed below, which is more fully described in the Proxy Statement of the Portfolio dated June 26, 2003, receipt of which is acknowledged by the undersigned.

                                          PLEASE SIGN, DATE AND RETURN PROMPTLY
                                               USING THE ENCLOSED ENVELOPE

                                          Date__________________, 2003

                                          -------------------------------------




                                          -------------------------------------
                                          Signature(s), (Title(s) if applicable)

                                          Please sign exactly as your name(s)
                                          appear(s) on the Proxy. Joint owners
                                          should sign personally. Trustees and
                                          other fiduciaries should indicate the
                                          capacity in which they sign. If a
                                          corporation, this signature should be
                                          that of an authorized officer who
                                          should state his or her title.

                                          Please fill in box(es) as shown
                                          using black or blue ink. [x]
                                          PLEASE DO NOT USE FINE POINT PENS.



WITH DISCRETIONARY POWER UPON SUCH OTHER MATTERS AS MAY PROPERLY
COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.

-------------------------------------------------------------------------------
PROPOSAL 1. To approve an investment        FOR      AGAINST     ABSTAIN
advisory agreement between Legg Mason      [   ]      [   ]        [  ]
Fund Adviser, Inc. and Western Asset
Management Company Limited with respect
to the Portfolio
-------------------------------------------------------------------------------


THIS PROXY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS
MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.